Exhibit 99.1

                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 8, 2002

                                       /s/  James Carbonari
                                       -----------------------------------
                                       President, Chief Executive Officer



                                       /s/ Greg Jensen
                                       Chief Financial Officer